                                                                      EXHIBIT 24

                           ILLINOIS TOOL WORKS INC.

                            FORM 10-K ANNUAL REPORT
                            _______________________

                               POWER OF ATTORNEY
                            _______________________



KNOW ALL MEN BY THESE PRESENTS, that the undersigned whose signature appears below constitutes and appoints John D. Nichols, W. James Farrell, Harold B. Smith, and Stewart S. Hudnut, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Company's Form 10-K Annual Report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 16th day of February 1996.



                          (s)   Julius W. Becton, Jr.
                           -----------------------------------
                          (signature)


                           Julius W. Becton, Jr.
                           ------------------------------------
                           (printed name)

                           ILLINOIS TOOL WORKS INC.

                            FORM 10-K ANNUAL REPORT
                            _______________________

                               POWER OF ATTORNEY
                            _______________________



KNOW ALL MEN BY THESE PRESENTS, that the undersigned whose signature appears below constitutes and appoints John D. Nichols, W. James Farrell, Harold B. Smith, and Stewart S. Hudnut, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Company's Form 10-K Annual Report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 16th day of February 1996.



                          (s)   Silas S. Cathcart
                           -----------------------------------
                          (signature)


                          Silas S. Cathcart
                          ------------------------------------
                          (printed name)

                           ILLINOIS TOOL WORKS INC.

                            FORM 10-K ANNUAL REPORT
                            _______________________

                               POWER OF ATTORNEY
                            _______________________



KNOW ALL MEN BY THESE PRESENTS, that the undersigned whose signature appears below constitutes and appoints John D. Nichols, W. James Farrell, Harold B. Smith, and Stewart S. Hudnut, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Company's Form 10-K Annual Report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 16th day of February 1996.



                          (s)   Susan Crown
                           -----------------------------------
                          (signature)


                          Susan Crown
                          ------------------------------------
                          (printed name)

                           ILLINOIS TOOL WORKS INC.

                            FORM 10-K ANNUAL REPORT
                            _______________________

                               POWER OF ATTORNEY
                            _______________________



KNOW ALL MEN BY THESE PRESENTS, that the undersigned whose signature appears below constitutes and appoints John D. Nichols, W. James Farrell, Harold B. Smith, and Stewart S. Hudnut, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Company's Form 10-K Annual Report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 16th day of February 1996.



                          (s)   H. Richard Crowther
                           -----------------------------------
                          (signature)


                          H. Richard Crowther
                          ------------------------------------
                          (printed name)

                    ILLINOIS TOOL WORKS INC.

                     FORM 10-K ANNUAL REPORT
                     _______________________

                        POWER OF ATTORNEY
                     _______________________



KNOW ALL MEN BY THESE PRESENTS, that the undersigned whose signature appears below constitutes and appoints John D. Nichols, W. James Farrell, Harold B. Smith, and Stewart S. Hudnut, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Company's Form 10-K Annual Report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 16th day of February 1996.



                          (s)   W. James Farrell
                           -----------------------------------
                          (signature)


                          W. James Farrell
                          ------------------------------------
                          (printed name)

                           ILLINOIS TOOL WORKS INC.

                            FORM 10-K ANNUAL REPORT
                            _______________________

                               POWER OF ATTORNEY
                            _______________________



KNOW ALL MEN BY THESE PRESENTS, that the undersigned whose signature appears below constitutes and appoints John D. Nichols, W. James Farrell, Harold B. Smith, and Stewart S. Hudnut, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Company's Form 10-K Annual Report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 16th day of February 1996.



                          (s)   L . Richard Flury
                           -----------------------------------
                          (signature)


                          L. Richard Flury
                          ------------------------------------
                          (printed name)

                           ILLINOIS TOOL WORKS INC.

                            FORM 10-K ANNUAL REPORT
                            _______________________

                               POWER OF ATTORNEY
                            _______________________



KNOW ALL MEN BY THESE PRESENTS, that the undersigned whose signature appears below constitutes and appoints John D. Nichols, W. James Farrell, Harold B. Smith, and Stewart S. Hudnut, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Company's Form 10-K Annual Report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 16th day of February 1996.



                          (s)   Richard M. Jones
                           -----------------------------------
                          (signature)


                          Richard M. Jones
                          ------------------------------------
                          (printed name)

                           ILLINOIS TOOL WORKS INC.

                            FORM 10-K ANNUAL REPORT
                            _______________________

                               POWER OF ATTORNEY
                            _______________________



KNOW ALL MEN BY THESE PRESENTS, that the undersigned whose signature appears below constitutes and appoints John D. Nichols, W. James Farrell, Harold B. Smith, and Stewart S. Hudnut, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Company's Form 10-K Annual Report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 16th day of February 1996.



                          (s)   George D. Kennedy
                           -----------------------------------
                          (signature)


                          George D. Kennedy
                          ------------------------------------
                          (printed name)

                           ILLINOIS TOOL WORKS INC.

                            FORM 10-K ANNUAL REPORT
                            _______________________

                               POWER OF ATTORNEY
                            _______________________



KNOW ALL MEN BY THESE PRESENTS, that the undersigned whose signature appears below constitutes and appoints John D. Nichols, W. James Farrell, Harold B. Smith, and Stewart S. Hudnut, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Company's Form 10-K Annual Report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 16th day of February 1996.



                          (s)   Richard H. Leet
                           -----------------------------------
                          (signature)


                          Richard H. Leet
                          ------------------------------------
                          (printed name)

                           ILLINOIS TOOL WORKS INC.

                            FORM 10-K ANNUAL REPORT
                            _______________________

                               POWER OF ATTORNEY
                            _______________________



KNOW ALL MEN BY THESE PRESENTS, that the undersigned whose signature appears below constitutes and appoints John D. Nichols, W. James Farrell, Harold B. Smith, and Stewart S. Hudnut, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Company's Form 10-K Annual Report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 16th day of February 1996.



                          (s)   Robert C. McCormack
                           -----------------------------------
                          (signature)


                          Robert C. McCormack
                          ------------------------------------
                          (printed name)

                           ILLINOIS TOOL WORKS INC.

                            FORM 10-K ANNUAL REPORT
                            _______________________

                               POWER OF ATTORNEY
                            _______________________



KNOW ALL MEN BY THESE PRESENTS, that the undersigned whose signature appears below constitutes and appoints John D. Nichols, W. James Farrell, Harold B. Smith, and Stewart S. Hudnut, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Company's Form 10-K Annual Report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 16th day of February 1996.



                          (s)   John D. Nichols
                           -----------------------------------
                          (signature)


                          John D. Nichols
                          ------------------------------------
                          (printed name)

                           ILLINOIS TOOL WORKS INC.

                            FORM 10-K ANNUAL REPORT
                            _______________________

                               POWER OF ATTORNEY
                            _______________________



KNOW ALL MEN BY THESE PRESENTS, that the undersigned whose signature appears below constitutes and appoints John D. Nichols, W. James Farrell, Harold B. Smith, and Stewart S. Hudnut, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Company's Form 10-K Annual Report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 16th day of February 1996.



                          (s)   Phillip B. Rooney
                           -----------------------------------
                          (signature)


                          Phillip B. Rooney
                          ------------------------------------
                          (printed name)

                           ILLINOIS TOOL WORKS INC.

                            FORM 10-K ANNUAL REPORT
                            _______________________

                               POWER OF ATTORNEY
                            _______________________



KNOW ALL MEN BY THESE PRESENTS, that the undersigned whose signature appears below constitutes and appoints John D. Nichols, W. James Farrell, Harold B. Smith, and Stewart S. Hudnut, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Company's Form 10-K Annual Report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 16th day of February 1996.



                          (s)   Harold B. Smith
                           -----------------------------------
                          (signature)


                          Harold B. Smith
                          ------------------------------------
                          (printed name)

                           ILLINOIS TOOL WORKS INC.

                            FORM 10-K ANNUAL REPORT
                            _______________________

                               POWER OF ATTORNEY
                            _______________________



KNOW ALL MEN BY THESE PRESENTS, that the undersigned whose signature appears below constitutes and appoints John D. Nichols, W. James Farrell, Harold B. Smith, and Stewart S. Hudnut, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Company's Form 10-K Annual Report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 16th day of February 1996.



                          (s)   Ormand J. Wade
                           -----------------------------------
                          (signature)


                          Ormand J. Wade
                          ------------------------------------
                          (printed name)

                           ILLINOIS TOOL WORKS INC.

                            FORM 10-K ANNUAL REPORT
                            _______________________

                               POWER OF ATTORNEY
                            _______________________



KNOW ALL MEN BY THESE PRESENTS, that the undersigned whose signature appears below constitutes and appoints John D. Nichols, W. James Farrell, Harold B. Smith, and Stewart S. Hudnut, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Company's Form 10-K Annual Report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 16th day of February 1996.



                          (s)   Calvin A. H. Waller
                           -----------------------------------
                          (signature)


                          Calvin A. H. Waller
                          ------------------------------------
                          (printed name)